                               COHEN & STEERS
                               --------------
                             REALTY INCOME FUND

                               QUARTERLY REPORT
                                MARCH 31, 2000


COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

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                     COHEN & STEERS REALTY INCOME FUND, INC.

April 17, 2000

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Realty Income Fund for the quarter ended March 31, 2000. The net asset value per share at that date was $6.34. In addition, a regular quarterly dividend of $0.13 per share was declared for shareholders of record March 23, 2000 and paid on April 17, 2000.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Income Fund's had a total return, based on income and change in net asset value, of 1.0%. This performance compares to the NAREIT Equity REIT Index* total return of 2.5%.

    Despite the near-chaotic behavior in nearly every corner of the financial markets so far this year, REITs remained steady and produced positive, albeit modest, returns which were competitive with the overall stock market. The Hotel and Regional Mall sectors, among the most depressed during 1999, rebounded to be among the best performers during the quarter as their fundamentals proved to be much better than expected. The Office sector also performed well as strong employment growth coupled with a restrained supply picture has continued to favor office building owners. Meanwhile, the Health Care sector once again produced negative returns as many of the beleaguered operators of these facilities continue to undergo financial restructuring.

               NAREIT EQUITY REIT INDEX 12 MONTH TOTAL RETURNS

                             [PERFORMANCE GRAPH]


                                          QUARTER ENDED
-----------------------------------------------------------------------------------------------------------------
1Q92                     1Q93                  1Q94                 1Q95                   1Q96
-----------------------------------------------------------------------------------------------------------------
11.3  13.3  16.3   14.6  38.5  31  34.1  19.7  1.7  6.6  -4.5  3.2  -0.4  3.6  10.7  15.3  18.1  16.5  18.5  35.3


                             QUARTER ENDED
--------------------------------------------------------------------------
1Q97                    1Q98                   1Q99                   1Q00
33.2  33.8  40.5  20.3  18.9  8  -13.5  -17.5  -21.1  -9  -6.5  -4.6  2.6

Source: NAREIT

    In our opinion, investment performance so far in 2000 appears to represent an important shift in investor sentiment and an improved supply/demand picture for REIT shares. In addition to the competitive returns in the latest quarter, and perhaps more importantly, REITs have produced positive 12-month returns for the first time since mid-1998. As shown in the chart it appears that on a cyclical basis, the REIT bear market may be coming to an end.

    Perhaps predictably, a number of influential Wall Street strategists have begun to recommend that their clients reduce their overall equity exposure and add REITs in their place. REITs are apparently again being viewed as both a safe haven for capital as well as a good source of current income. In a world where growth has been of foremost significance and current income has simply been unimportant to most investors, persistent efforts by the Federal Reserve to slow the economy by raising interest rates may have finally convinced market participants that the Fed will eventually prevail. Such a slowdown would probably favor income-oriented securities and, as a result, the U.S. Treasury market has staged a strong rally. This rally, no doubt, has been enhanced by the Treasury's program of repurchasing securities with funds generated by the budget surplus. Considering that interest rates are low while the economy is still showing strong growth, one can only imagine how low interest rates may ultimately fall to once the economy shows some signs of weakness. With equity REITs in general currently yielding well over 8%, and with these dividends having exhibited impressive growth over the past several years, REIT investment characteristics are becoming more highly valued.


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                                       1





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--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

          CAPITAL RAISED BY REITS ($MILLIONS)
FIRST QUARTER OF:              DEBT    EQUITY    TOTAL
    1998                      $5,427   $9,009   $14,436
    1999                       4,047    1,600     5,647
    2000                       1,938      646     2,584

Source: NAREIT

    On the supply side, it is also symptomatic of a bottoming of REIT share prices that capital raising has virtually ground to a halt. As shown in the table, REITs raised only $646 million in equity (more than half of which was preferred stock) in the first quarter, a 60% decline from a year ago, and a 93% decline from two years ago. Debt capital raised declined by a lesser, but still significant amount. Further, total equity issuance by REITs during the 12-month period ended March 31, at $5.8 billion, was the lowest 12-month total since the second quarter of 1993.


    In addition to the lack of demand for new capital, outflows from real estate mutual funds slowed to a trickle, and the supply of existing REIT shares continued to shrink as many companies have persistently repurchased stock in the open market. By quarter's end, 59 REITs had authorized buybacks totaling nearly $6 billion. As a consequence of all the above, the REIT industry appears to us to be at or close to a bottom.

INVESTMENT OUTLOOK

    For most of the past two years REITs were unable to raise capital because it was either not available, or too highly priced. Today, however, it is our perception that the psychology of REIT management has begun to change. Resigned to the reality that the capital markets may not always be open to them, and because there are not a great deal of new investment opportunities, more and more companies are adopting self-financing business plans. This entails constant reevaluation of properties held in the portfolio and aggressively selling or repositioning those that do not meet their investment criteria. Proceeds from these sales are commonly used to fund higher return opportunities, repay debt or repurchase stock. Many other companies are finding privately financed joint ventures to be a preferable way to take advantage of opportunities. In short, many companies are learning to live well without constantly tapping the capital markets.

    To the extent that this thinking prevails, the supply side of the REIT share equation will continue to improve. The commonly held belief that at the first uptick in prices, REITs will flood the market with new stock issuance, has often helped to abort any meaningful recovery in their prices. A wide adoption of this new business model would be a clear departure from recent thinking. There are two other factors worthy of mention. First, the shares of nearly all REITs began the year at such unprecedented low valuations that even a strong price rally would still leave them undervalued. Second, because many companies have just recently implemented extensive repurchase programs of their own stock, it would be illogical for them to quickly reissue that equity unless they were confronted with some extraordinary investment opportunities. In these cases, however, it would be highly likely that any top tier company would be able to access capital privately in both a more efficient and low cost manner.

    Meanwhile, without the benefit of a great deal of new investments and little or no additional capital, the REIT industry has continued to enjoy healthy growth in earnings. Funds from operations (FFO) per share grew at an average of 10% in 1999 and are widely expected to grow by a further 9% in 2000. This growth potential is not confined to any single property type or geographic region -- it is an industry-wide phenomenon that is the result of the strong economy and discipline with respect to new construction. We do, however, expect the Office, Industrial and Apartment sectors to enjoy the highest growth rates and have accordingly maintained a strong weighting in these property types. We are particularly optimistic about owners of office buildings in major cities due to the demand for space fueled by employment growth, the impediments to new construction and the long lead times required to bring on new supply. We

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                                       2

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                     COHEN & STEERS REALTY INCOME FUND, INC.

are somewhat concerned about the retail environment and have consequently maintained an under-weighted position in the sector. Following the strongest sales growth in a decade, the prospect of slower economic growth and the continued pressure of the Internet on both retail sales and margins, we expect investor psychology to be less positive on this sector than on many others.

    Two trends that we expect to continue are the emergence of more technology initiatives by property owners, and a clarification of plans by many REITs to establish taxable subsidiaries that will be allowed to operate beginning in 2001. Property owners are increasingly able to deliver goods and services to tenants and, in addition, manage their properties more efficiently due to advances in technology and the Internet. These initiatives enable the property owners to potentially increase revenue and reduce costs. For example, it appears that some REITs are targeting taxable subsidiaries as a means of either 1) providing services to tenants, 2) holding properties on a shorter-term basis than what is allowed in the REIT itself, or 3) purchasing properties that are expected to produce a high return but may be outside of the mainstream of the company's existing portfolio. Importantly, these initiatives are not only potentially additive to earnings but are also enabling many companies to employ 'new economy' strategies using their 'old economy' asset bases.

    It is always difficult to reconcile the efficiency of the financial market with the emotional extremes to which it tends to move. Just as many have questioned the high valuations afforded technology stocks, we have questioned the low valuations of realty stocks in light of their strong fundamentals. We believe that recent market activity is bringing valuations of both groups more in line with true underlying fundamentals. If these trends continue, it is our hope that the Fund will be able to deliver rewarding returns on both an absolute and relative basis.

Sincerely,


      MARTIN COHEN                             ROBERT H. STEERS
      MARTIN COHEN                             ROBERT H. STEERS
      President                                Chairman



                         STEVEN R. BROWN
                         STEVEN R. BROWN
                         Portfolio Manager

--------------------------------------------------------------------------------
  Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------------------------
* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       3

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2000 (UNAUDITED)

                                                                        NUMBER
                                                                       OF SHARES            VALUE
                                                                       ---------         -----------
EQUITIES                                                 99.30%
  COMMON STOCK                                           82.63%
    APARTMENT/RESIDENTIAL                                11.77%
        Apartment Investment & Management Co. -- Class A......           10,100          $   385,694
        Camden Property Trust.................................           14,300              386,994
        Gables Residential Trust..............................           12,600              283,500
        Home Properties of New York...........................            7,100              189,925
        Summit Properties.....................................           21,900              418,837
        United Dominion Realty Trust..........................           58,400              587,650
                                                                                         -----------
                                                                                           2,252,600
                                                                                         -----------
    HEALTH CARE                                          10.31%
        Health Care Property Investors........................           33,600              854,700
        Healthcare Realty Trust...............................           21,700              363,475
        Nationwide Health Properties..........................           54,400              567,800
        *Ventas...............................................           56,700              187,819
                                                                                         -----------
                                                                                           1,973,794
                                                                                         -----------
    HOTEL                                                 8.34%
        FelCor Lodging Trust..................................           29,900              528,856
        Host Marriott Corp. ..................................           36,100              320,387
        MeriStar Hospitality Corp. ...........................           42,900              748,069
                                                                                         -----------
                                                                                           1,597,312
                                                                                         -----------
    INDUSTRIAL                                            6.72%
        First Industrial Realty Trust.........................           19,800              539,550
        Pacific Gulf Properties...............................           38,100              747,713
                                                                                         -----------
                                                                                           1,287,263
                                                                                         -----------
    OFFICE                                               22.49%
        Arden Realty Group....................................           29,200              609,550
        Brandywine Realty Trust...............................           49,200              842,550
        CarrAmerica Realty Corp. .............................           24,700              521,787
        Crescent Real Estate Equities Co. ....................           41,700              729,750
        Highwoods Properties..................................           35,300              750,125
        Mack-Cali Realty Corp. ...............................           33,400              851,700
                                                                                         -----------
                                                                                           4,305,462
                                                                                         -----------
    OFFICE/INDUSTRIAL                                     7.56%
        Liberty Property Trust................................           34,800              833,025
        Prime Group Realty Trust..............................           29,800              426,512
        Reckson Associates Realty Corp. -- Class B............            9,208              188,764
                                                                                         -----------
                                                                                           1,448,301
                                                                                         -----------

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                                       4

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                                        NUMBER
                                                                       OF SHARES            VALUE
                                                                       ---------         -----------
    SHOPPING CENTER                                      14.16%
      COMMUNITY CENTER                                    4.12%
        Pan Pacific Retail Properties.........................           16,400          $   302,375
        Philips International Realty Corp.....................           29,200              485,450
                                                                                         -----------
                                                                                             787,825
                                                                                         -----------
      REGIONAL MALL                                      10.04%
        JP Realty.............................................           26,400              470,250
        Macerich Co...........................................           32,100              662,062
        Simon Property Group..................................           20,400              489,600
        Taubman Centers.......................................           27,000              300,375
                                                                                         -----------
                                                                                           1,922,287
                                                                                         -----------
        TOTAL SHOPPING CENTER.................................                             2,710,112
                                                                                         -----------
    SPECIALTY                                             1.28%
        Entertainment Properties Trust........................           18,600              245,288
                                                                                         -----------
            TOTAL COMMON STOCK (Identified
              cost -- $17,930,956)............................                            15,820,132
                                                                                         -----------
PREFERRED STOCK                                          16.67%
        Apartment Investment & Management Co., 9.00%,
          Series C............................................           29,000              520,187
        Apartment Investment & Management Co., 9.375%,
          Series G............................................           37,600              707,350
        Bradley Real Estate, 8.40%, Series A (Convertible)....           18,200              357,175
        Camden Property Trust, $2.25, Series A
          (Convertible).......................................           18,600              412,688
        Crown American Realty Trust, 11.00%, Series A.........           11,100              412,088
        Reckson Associates Realty Corp., 7.625%, Series A
          (Convertible).......................................           10,700              202,631
        SL Green Realty Corp., 8.00%, Series A
          (Convertible).......................................           22,700              578,850
                                                                                         -----------
            TOTAL PREFERRED STOCK (Identified
              cost -- $3,911,281).............................                             3,190,969
                                                                                         -----------
            TOTAL EQUITIES (Identified cost -- $21,842,237)...                            19,011,101
                                                                                         -----------
                                                                       PRINCIPAL
                                                                        AMOUNT
                                                                       ---------
CORPORATE BOND                                           1.02%
        #Macerich Co.144A, Convertible, 7.25%, due 12/15/02
          (Identified cost -- $195,880).......................         $235,000              196,225
                                                                                         -----------
COMMERCIAL PAPER                                          1.09%
    Trainer Wortham First Republic Co., 6.15%, due 4/3/00
      (Identified cost -- $208,929)...........................          209,000              208,929
                                                                                         -----------
TOTAL INVESTMENTS (Identified cost -- $22,247,046)....  101.41%                           19,416,255
LIABILITIES IN EXCESS OF OTHER ASSETS.................   (1.41)%                            (270,745)
                                                        ------                           -----------
NET ASSETS (Equivalent to $6.34 per share based on
  3,018,394 shares of capital stock outstanding)......  100.00%                          $19,145,510
                                                        ------                           -----------
                                                        ------                           -----------

-------------------

* Non-income producing security.

# Security is restricted and subject to rule 144A and trades infrequently. The
  Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.

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                                       5

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 2000 (UNAUDITED)

                                                                                             NET ASSET VALUE
                                                              TOTAL NET ASSETS                  PER SHARE
                                                         ---------------------------       -------------------
NET ASSET VALUE:
Beginning of period: 12/31/99.....................                       $19,300,990                    $ 6.41
    Net investment income.........................       $ 319,187                         $ 0.11
    Net realized and unrealized loss on
      investments.................................        (123,916)                         (0.05)
    Distributions from net investment income......        (392,391)                         (0.13)
                                                                                           ------
    Distributions reinvested......................          41,640
                                                         ---------
Net decrease in net asset value...................                          (155,480)                    (0.07)
                                                                         -----------                    ------
End of period: 3/31/00............................                       $19,145,510                    $ 6.34
                                                                         -----------                    ------
                                                                         -----------                    ------

-------------------

'D'Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS*
                         (PERIODS ENDED MARCH 31, 2000)

  ONE
  YEAR               FIVE YEARS              TEN YEARS
--------            ------------            ------------
-1.51%               8.50%                   10.79%

-------------------

* Based on net asset value.

  KEY INFORMATION

  For general information and weekly
  net asset value call 800-437-9912

  American Stock Exchange Symbol: RIF

                                REINVESTMENT PLAN

--------------------------------------------------------------------------------
 We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

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                                       6

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                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers                       INVESTMENT ADVISER
Director and Chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue

Martin Cohen                           New York, NY 10017
Director and President                 (212) 832-3232

Gregory C. Clark                       FUND ADMINISTRATOR AND TRANSFER AGENT
Director                               Chase Global Funds Services Co.
                                       73 Tremont Street
George Grossman                        Boston, Massachusetts 02108
Director                               (800) 437-9912

Jeffrey H. Lynford
Director                               CUSTODIAN
                                       The Chase Manhattan Bank, N.A.
Willard H. Smith, Jr.                  One Chase Manhattan Plaza
Director                               New York, New York 10081

Elizabeth O. Reagan                    LEGAL COUNSEL
Vice President                         Simpson Thacher & Bartlett
                                       425 Lexington Avenue
Adam Derechin                          New York, NY 10117
Vice President and Assistant Treasurer
                                       American Stock Exchange Symbol: RIF
Lawrence B. Stoller                    Website: www.cohenandsteers.com
Assistant Secretary
                                       This report is for shareholder
                                       information. This is not
                                       a prospectus intended for use in the
                                       purchase or sale of Fund shares. Past
                                       performance is of course no guarantee
                                       of future results and your investment
                                       may be worth more or less at the time
                                       you sell.

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                                       7


                          STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as....................................'D'